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                                                                    EXHIBIT 10.5

                            ASSIGNMENT AND ASSUMPTION
                              OF PURCHASE AGREEMENT


        This Assignment and Assumption of Purchase Agreement (the "Assignment") dated March 12, 2004 is entered into by and between Behringer Harvard Mid-Term Value Enhancement Fund I LP, a Texas limited partnership ("Assignor") and Behringer Harvard Hopkins, LLC, a Delaware limited liability company ("Assignee").


                                    RECITALS

        Edward L. Warrington and Assignor entered into a Purchase Agreement (the "Agreement") with an Effective Date of February 11, 2004 for the purchase and sale of 601 2nd Avenue South, Hopkins, Minnesota, being more particularly described in the Agreement.

        Assignor desires to assign all of its right, title and interest in and to the Agreement to Assignee.

        In consideration of the mutual conditions and agreements set forth in this Assignment, and for good and valuable consideration, which the parties acknowledge receiving, Assignor and Assignee agree as follows:


                                    AGREEMENT

        1. Assignor hereby assigns and transfers to Assignee all of its rights, title and interest in and to the Agreement and Assignee hereby accepts such assignment and hereby assumes all of the obligations and liabilities of Assignor under the Agreement which accrue on or after the date of this Assignment.

        2. All capitalized terms used in this Assignment and not defined herein have the same meaning as assigned to such terms in the Agreement.

        3. Except as modified and amended as set forth in this Assignment, the Agreement is ratified and confirmed and shall remain in full force and effect and enforceable in accordance with its terms.

        4. This Assignment may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original, and all of which are identical.


                            [signature page follows]


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                                     ASSIGNOR:

                                     BEHRINGER HARVARD MID-TERM VALUE
                                     ENHANCEMENT FUND I LP, a Texas limited
                                     partnership

                                     By:  Behringer Harvard Funds I LP, a Texas
                                          limited partnership, its General
                                          Partner

                                     By: /S/ GERALD J. REIHSEN, III
                                         ---------------------------------------
                                     Name: GERALD J. REIHSEN, III
                                           -------------------------------------
                                     Its: EXECUTIVE VICE PRESIDENT
                                          --------------------------------------


                                     ASSIGNEE:


                                     BEHRINGER HARVARD HOPKINS, LLC, a Delaware limited liability company

                                     By: /S/ GERALD J. REIHSEN, III
                                         ---------------------------------------
                                     Name: GERALD J. REIHSEN, III
                                           -------------------------------------
                                     Its: SECRETARY
                                          --------------------------------------




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